UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                      PLACECITYWASHINGTON, STATED.C.  20549
                             ______________________
                             ----------------------
                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2006
                             ______________________
                             ----------------------
                         DYNAMIC BIOMETRIC SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                             ______________________
                             ----------------------


         NEVADA                001-32706         20-4809793
       (State or other        (Commission       (IRS Employer
         jurisdiction          File Number)      Identification
       of incorporation)                          Number)


                1711 WEST GREENTREE DRIVE, SUITE 116
                     TEMPE, ARIZONA                         85284
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (480) 705-9110

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As of August 16, 2006, Dynamic Biometric Systems, Inc. ("DBSI") entered into an oral agreement to amend (the "Amendment") its Master Sales Agreement with Delta Resources, LLC, a Scottsdale, Arizona-based sales agency ("Delta"). The Amendment provided for the reduction of the initial exercise price of a "commission warrant" that Delta could earn to $.50 per share for the remainder of the fiscal quarter. The initial exercise price under the Master Sales Agreement was $0.75.

ITEM 7.01  REGULATION FD DISCLOSURE.

     The information set forth in Item 1.01 above and Item 8.01 below, including the exhibit referred to therein, is incorporated herein by reference.

     The information contained in this Item 7.01 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 8.01  OTHER EVENTS.

     On August 16, 2006, DBSI announced that its board of directors had approved a reduction in the exercise price of DBSI's Series A Warrants from $2.00 to $.50 and an extension of the expiration of the Series A Warrants until September 30, 2006. The Series A Warrants were scheduled to expire on August 31, 2006.

     DBSI's board of directors also agreed to increase retroactively the cumulative dividend of the Series A Preferred from 15% to 30% per annum, if holders of the Series A Preferred shares ("Shares") voluntarily convert their Shares and cumulative dividends into common stock. Holders of 100% of the Shares agreed to voluntarily convert their Shares and cumulative dividends into common stock. DBSI is in the process of issuing 2,642,111 shares of common stock reflecting this conversion.

     In related actions, DBSI's board of directors extended the expiration date of the Series B Warrants until December 31, 2006, which were scheduled to expire on August 31, 2006, and also modified DBSI's agreement with Delta as described in Item 1.01 above.

     A copy of the news release related to these matters is attached hereto as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D)     EXHIBITS

Exhibit No.          Description
-----------          -----------

  99.1          Press Release dated August 16, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DYNAMIC  BIOMETRIC  SYSTEMS,  INC.


August  16,  2006                    By:     /s/  Richard  C.  Kim
                                             ---------------------
                                             Richard  C.  Kim,
                                             Chief  Executive  Officer
                                             and  President

                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

99.1                 Press Release dated August 16, 2006